UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
November 1, 2018
(Date of earliest event reported)
_______________________________________

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal Street, Natchez, Mississippi	39120
(Address of principal executive offices)	(Zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2018, Gary A. Newberry, Senior Vice President and Chief Operating Officer for Callon Petroleum Company (the “Company”), announced his plans to retire from the Company in January 2019. Mr. Newberry will relinquish his position as Senior Vice President and Chief Operating Officer on December 10, 2018, but continue in active service until his retirement date to assist in the transition.

On November 6, 2018, the Company announced that Jeffrey S. Balmer has been appointed by the Company’s Board of Directors to serve as Senior Vice President and Chief Operating Officer effective December 10, 2018. Mr. Balmer will succeed Mr. Newberry.

Mr. Balmer, 53, previously served as Vice President and General Manager, Southern Operating Area for Encana Corporation with responsibility for all facets of Encana’s Permian Basin operations. He joined Encana in 2008, and previously served as Vice President and General Manager, Western Operating Area with responsibility for operations in the Eagle Ford, DJ, San Juan, Piceance and Wind River Basins. Prior to joining Encana, Mr. Balmer worked at ConocoPhillips and ExxonMobil Corporation in asset manager and reservoir engineering roles. He holds B.S. and Ph.D. degrees in Petroleum Engineering, in addition to an M.S. in Environmental and Planning Engineering from Missouri University of Science and Technology (formerly University of Missouri - Rolla).

As Senior Vice President and Chief Operating Officer, Mr. Balmer will receive a base salary of $450,000 per year. He will participate in the Company’s annual cash bonus program with a target award of 85% of base salary and long-term incentive awards program with a target award to be set by the Compensation Committee. Mr. Balmer will also participate in the Company’s employee benefit plans and programs in accordance with their terms. Those plans and programs are outlined in the Company’s 2018 Proxy Statement. Mr. Balmer will also receive a company vehicle as well as a sign-on grant of 90,000 shares of Company restricted stock that will vest pro-rata over three years commencing on January 1, 2020.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title of Document

99.1	Press release issued by Callon Petroleum Company, issued November 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

November 6, 2018	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer